Available Other Borrowings	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Available Other Borrowings
(11)	Available Other Borrowings

At December 31, 2015 and 2014, the Company also has lines of credit at three financial institutions that would allow the Company to borrow up to $25.5 million and $6.0 million, respectively. Neither credit line was drawn upon at December 31, 2015 or 2014.